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                                                                EXHIBIT 10(g)(1)
                    NONQUALIFIED DEFERRED COMPENSATION PLAN
                                       OF
                       VANGUARD CELLULAR FINANCIAL CORP.

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                               TABLE OF CONTENTS
                    NONQUALIFIED DEFERRED COMPENSATION PLAN

                                                                                                                          Page
Section 1.    Purpose..................................................................................................     1
Section 2.    Definitions..............................................................................................     1
Section 3.    Credits to Deferred Compensation Account and Employer
                Supplemental Account...................................................................................     3
              3.1 Salary Reduction Credits.............................................................................     3
              3.2 Employer Matching Credits............................................................................     3
              3.3 Employer Profit-Sharing Credits......................................................................     4
Section 4.    Payment of Accrued Benefits..............................................................................     4
              4.1 Normal Retirement Date...............................................................................     4
              4.2 Termination of Service...............................................................................     4
              4.3 Payment of benefit by reason of death................................................................     4
              4.4 Prepayment...........................................................................................     4
              4.5 Distribution for Unforeseeable Emergency.............................................................     4
              4.6 In-service distributions.............................................................................     5
Section 5.    Vesting..................................................................................................     6
Section 6.    Accounts; Adjustment of Accounts.........................................................................     6
Section 7.    Administration by Committee..............................................................................     7
Section 8.    No Trust.................................................................................................     8
Section 9.    Allocation of Responsibilities...........................................................................     8
Section 10.   Benefits Not Assignable; Facility of Payments............................................................     8
Section 11.   Beneficiary..............................................................................................     9
Section 12.   Amendment and Termination of Plan........................................................................     9
Section 13.   Communication to Participants............................................................................     9
Section 14.   Claims Procedure.........................................................................................     9
Section 15.   Miscellaneous Provisions.................................................................................    10
              15.1 Setoff..............................................................................................    10
              15.2 Notices.............................................................................................    10
              15.3 Lost distributees...................................................................................    10
              15.4 Reliance on data....................................................................................    10
              15.5 Receipt and release for payments....................................................................    10
              15.6 Headings............................................................................................    11
              15.7 Continuation of employment..........................................................................    11
              15.8 Merger or consolidation.............................................................................    11
              15.9 Withholding.........................................................................................    11
              15.10 Construction.......................................................................................    11

                    NONQUALIFIED DEFERRED COMPENSATION PLAN
                                       OF
                       VANGUARD CELLULAR FINANCIAL CORP.
Section 1. Purpose:
     Vanguard Cellular Financial Corp. (the "Employer") hereby establishes this Nonqualified Deferred Compensation Plan (the "Plan"), effective January 1, 1997 (the "Effective Date"), to permit certain selected management and highly compensated Employees of the Employer to defer receipt of current compensation from the Employer in order to provide retirement and death benefits on behalf of such Employees.
     The Employer retains the discretion to enhance these benefits through supplemental Employer credits under the Plan. The Plan is not intended to be a tax-qualified retirement plan under Section 401(a) of the Internal Revenue Code of 1986, as amended. The Plan is intended to be an unfunded plan maintained primarily for the purpose of providing deferred compensation benefits for a select group of management or highly compensated employees under Sections
201(2), 301(a)(3) and 401(a)(1) of the Employee Retirement Income Security Act
of 1974 ("ERISA").
Section 2. Definitions:
     As used in the Plan, including this Section 2, references to one gender shall include the other and, unless otherwise indicated by the context:
     2.1 "Accrued Benefit" shall mean, with respect to each Participant, the sum of the balances credited to his Deferred Compensation Account and his Employer Supplemental Account as of the applicable Adjustment Date, following adjustment to such accounts as of such Adjustment Date as provided in Section 6, and after reducing such accounts for distributions provided for under Section 4.
     2.2 "Active Participant" shall mean, with respect to any day or date, a Participant who is in Service status on such day or date; provided, that a Participant who is in Service status shall cease to be an Active Participant immediately upon a determination by the Committee that the Participant has ceased to be an Eligible Employee.
     2.3 "Adjustment Date" shall mean the last day of each calendar quarter during a Plan Year, and such other dates as the Committee may select from time to time.
     2.4 "Beneficiary" shall mean the person, persons, entity or entities designated or determined pursuant to the provisions of Section 11 of the Plan.
     2.5 "Board" shall mean the Board of Directors of the Employer or such committee of the Board to which the Board shall assign all or part of its duties and powers under the plan.
     2.6 "Committee" shall mean the administrative committee provided for in
Section 7.
     2.7 "Compensation" shall mean all remuneration payable by the Employer to an Employee during the Plan Year for services rendered as reported or reportable for federal income tax withholding purposes on Form W-2 for the calendar year corresponding to the Plan Year, including bonuses, commissions and automobile allowances, but excluding other amounts paid to an Employee as an allowance or reimbursement for travel or relocation expenses. Notwithstanding the foregoing, Compensation shall include Salary Reduction Credits under this Plan, and any salary deferral contributions and salary reduction contributions made to any other retirement plan or welfare benefit plan maintained by the Employer and which are not includible in the gross income of the Employee under Sections 125, 402(a)(8), 402(h) or 403(b) of the Code.
     2.8 "Deferred Compensation Account" shall mean the separate account to be kept for each Participant, as described in Section 3.1, to which Salary
Reduction Credits shall be credited.
     2.9 "Totally Disabled" shall have the same meaning as in the 401(k) Plan.
     2.10 "Early Retirement Date" shall have the same meaning as in the 401(k) Plan.
     2.11 "Eligible Employee" shall mean each Employee who is determined by the Committee to be a highly compensated or management Employee and who is selected by the Committee to participate in the Plan. An Employee shall cease to be an Eligible Employee immediately upon the first to occur of the following: (i) the Employee's termination of Service; (ii) a determination by the Committee, in its sole discretion, that the Employee no longer is a highly compensated or management
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Employee; or (iii) a determination by the Committee, in its sole discretion, and for any reason whatsoever, that the Employee shall no longer be selected to participate in the Plan.
     2.12 "Employee" shall mean an individual in the Service of the Employer if the relationship between the individual and the Employer is the legal relationship of employer and employee or as otherwise agreed to by the Employer and said individual.
     2.13 "Employer" shall mean Vanguard Cellular Financial Corp., a North Carolina corporation with its principal offices in Greensboro, Guilford County, North Carolina, or any successor thereto by merger, consolidation or otherwise, and any affiliates of Vanguard Cellular Financial Corp. which adopt this Plan through a written adoption agreement approved by the Board.
     2.14 "Employer Matching Credits" shall mean credits to a Participant's Employer Supplemental Account by the Employer pursuant to the provisions of
Section 3.2.
     2.15 "Employer Supplemental Account" shall mean the separate bookkeeping account to be kept for each Participant, as described in Sections 3.2, 3.3 and 6.2, to which Employer Matching Credits and Employer Supplemental Credits shall be credited.
     2.16 "Employer Supplemental Credits" shall mean credits to a Participant's Employer Supplemental Account by the Employer pursuant to the provisions of
Section 3.3.
     2.17 "401(k) Plan" shall mean the Vanguard Cellular Financial Corp.401(k) Salary Savings Plan (formerly known as the Vanguard Cellular Systems, Inc.
401(k) Salary Savings Plan) maintained by the Employer, as amended from time to time.
     2.18 "Normal Retirement Age" and "Normal Retirement Date" of a Participant shall have the same meaning as set forth in the 401(k) Plan.
     2.19 "Participant" shall mean with respect to any Plan Year an Eligible Employee who has entered the Plan and any other Employee who has an Accrued Benefit under the Plan. An Eligible Employee who has not otherwise entered the Plan shall enter the Plan and become a Participant as of the date determined by the Committee. A Participant who separates from Service and who later returns to Service will not be eligible to defer Compensation or receive Employer Matching Credits or Employer Supplemental Credits under the Plan except upon satisfaction of such terms and conditions as the Committee shall establish upon the Participant's return to Service, whether or not the Participant shall have an Accrued Benefit remaining under the Plan on the date of his return to Service.
     2.20 "Plan" shall mean this Nonqualified Deferred Compensation Plan of Vanguard Cellular Financial Corp., as herein set out or as duly amended.
     2.21 "Plan Year" shall mean the twelve-month period beginning January 1 and ending December 31.
     2.22 "Retire" or "retirement" shall mean retirement within the meaning of
Section 4.1.
     2.23 "Salary Reduction Agreement" shall mean a written agreement entered into between a Participant and the Employer pursuant to the provisions of
Section 3.1. Each Participant under the Plan shall execute a Salary Reduction Agreement and the terms and conditions of the Plan shall be incorporated by reference into said Salary Reduction Agreement.
     2.24 "Salary Reduction Credits" shall mean the amounts credited to the Participant's Deferred Compensation Account by the Employer pursuant to the provisions of Section 3.1.
     2.25 "Service" shall mean employment by the Employer as an employee or as otherwise agreed to by the Employer and said individual.
     2.26 "Spouse" or "surviving spouse" shall mean, except as otherwise provided in the Plan, the legally married spouse or surviving spouse of a Participant.
     2.27 "Termination Adjustment Date" shall mean the Adjustment Date coincident with or next following the date as of which a Participant terminates Service for any reason (including retirement or death).
     2.28 "Unforeseeable Emergency" shall mean a severe financial hardship to the Participant resulting from a sudden and unexpected illness or accident of the Participant or of a dependent of the Participant, loss of the Participant's property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of
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the Participant. The circumstances that will constitute an "Unforeseeable
Emergency" would depend upon the facts of each case, but, in any case, payment may not be made in the event that such hardship is or may be relieved:
          (1) Through reimbursement or compensation by insurance or otherwise,
          (2) by liquidation of the Participant's assets, to the extent that liquidation of such assets would not itself cause severe financial hardship, or
          (3) by revocation of the Participant's Salary Reduction Agreement.
The need to send a Participant's child to college or the desire to purchase a home shall not be an Unforeseeable Emergency.
     2.29 "Vested Accrued Benefit" shall mean, with respect to each Participant, the sum of the amount credited to his Deferred Compensation Account and the vested percentage of the amount credited to his Employer Supplemental Account as of the applicable Adjustment Date, as determined under Section 5, following adjustment to such accounts as of such Adjustment Date as provided in Section 6.
Section 3. Credits to Deferred Compensation Account and Employer Supplemental
Account:
     3.1 Salary Reduction Credits:
          3.1.1 Amount of Salary Reduction Credits: Each Active Participant may elect, by entering into a Salary Reduction Agreement with the Employer, to reduce his Compensation from the Employer by a dollar amount or percentage as set forth in such Salary Reduction Agreement. The amount of a Participant's Salary Reduction Credit shall be credited by the Employer to the Deferred Compensation Account maintained for the Participant pursuant to Section 6.
          3.1.2 Time for crediting Salary Reduction Credits: The Employer shall credit the Participant's Deferred Compensation Account as of the end of
     each payroll period during which sums are deducted from the Compensation of said Participant.
          3.1.3 Administrative rules governing Salary Reduction Agreements:
             (a) An election pursuant to Section 3.1.1 shall be made by the Participant by executing and delivering a Salary Reduction Agreement to the Committee. Such Salary Reduction Agreement shall become effective with respect to such Participant as of the first full regular payroll period commencing on or immediately following the January 1 next following the date the Committee receives such Salary Reduction Agreement; provided, that a Participant who first becomes a Participant in the Plan during a Plan Year may enter into a Salary Reduction Agreement to be effective as of the first payroll period next following the later of the date he enters the Plan or the date the Committee receives his Salary Reduction Agreement. A Participant's election shall continue in effect, unless modified or revoked by the Participant in accordance with Section 3.1.3(b), until the Participant terminates his Service with the Employer, or, if earlier, until the Participant ceases to be an Active Participant under the Plan.
             (b) A Participant may unilaterally modify a Salary Reduction Agreement (either to increase or decrease the amount of his future compensation which is subject to salary reduction, or to terminate
        Salary Reduction Credits under the Plan) by providing a written modification of the Salary Reduction Agreement to the Employer. Except
        as set forth in subsection (c) below, a modification or revocation shall become effective as of the first full payroll period commencing on or immediately following the January 1 next following the date such written modification or revocation is received by the Committee.
             (c) Notwithstanding the provisions of subsection (b), a Participant who desires to revoke his Salary Reduction Agreement during a Plan Year because of an Unforeseeable Emergency may make application to the Committee for such a revocation. The Committee shall have the sole discretion, power and authority to approve or deny any such request by a Participant in accordance with the standards set forth in Section 4.5 for distributions for Unforeseeable Emergencies. A revocation of a
        Salary Reduction Agreement for Unforeseeable Emergency shall not be effective until the first day of the payroll period next following the Committee's approval of the revocation request and with respect to which the Participant has not yet rendered services for the Employer.
             (d) The Committee may from time to time establish policies or rules governing the manner in which Salary Reduction Credits may be made.
     3.2 Employer Matching Credits: As of each Adjustment Date (the "Current Adjustment Date"), the Employer may credit to each Active Participant's Employer Supplemental Account the amount of the Employer Matching Credit under the
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Plan for the period beginning on the day next following the immediately preceding Adjustment Date and ending on the Current Adjustment Date (the "Deferral Period"). The amount of the Employer Matching Credit, if any, with respect to an Adjustment Date shall be determined by the Board in its sole and absolute discretion, and shall be announced to the Participants on or before the first day of each Deferral Period.
     3.3 Employer Supplemental Credits: As of any Adjustment Date, the Employer may credit to the Employer Supplemental Account of each Active Participant an Employer Supplemental Credit in such amount and on such terms and conditions as the Board in its sole and absolute discretion shall determine.
Section 4. Payment of Accrued Benefit:
     4.1 Normal Retirement Date: A Participant who remains both continuously in Service through his Normal Retirement Date and an Active Participant in the Plan through such date, shall be eligible to retire from Service and receive payment of his Accrued Benefit determined pursuant to the provisions of this Section
4.1. Payment of such Accrued Benefit shall be made or commence as of the first day of the calendar quarter next following the Termination Adjustment Date following actual retirement, and, if applicable, on each anniversary of such date for the remainder of the term certain. If the Participant elects to receive payment of his Vested Accrued Benefit in annual installments for a term certain, the amount of each succeeding annual installment shall be adjusted, as of the Adjustment Date immediately preceding the date as of which such annual installment shall be paid, for additions to the Participant's Accrued Benefit pursuant to Section 6. Such adjustment shall be made by dividing the undistributed Accrued Benefit as of such date (following adjustment as of such date) by the number of annual installments remaining to be paid hereunder.
     4.2 Termination of Service: If the Service of a Participant with the Employer shall be terminated for any reason other than retirement or death, his Vested Accrued Benefit, determined as of his Termination Adjustment Date, shall be paid to him by the Employer pursuant to the terms of the Salary Reduction Agreement previously executed by said Participant. Payment of such benefit shall be made or commence as of the first day of the calendar quarter next following such Termination Adjustment Date, and, if applicable, on each anniversary of such date for the remainder of the term certain. If payment of the Participant's Vested Accrued Benefit is paid in annual installments for a term certain, the amount of each succeeding annual installment shall be adjusted, as of the Adjustment Date immediately preceding the date as of which such annual installment shall be paid, for additions to the Vested Accrued Benefit pursuant to Section 6. Such adjustment shall be made by dividing the amount of his undistributed Vested Accrued Benefit as of such date (following adjustment as of such date) by the number of annual installments remaining to be paid hereunder.
     4.3 Payment of benefit by reason of death:
          4.3.1 If a Participant dies while in Service, the Participant's Beneficiary shall be entitled to a death benefit pursuant to the terms elected by the Participant in his Salary Reduction Agreement.
          4.3.2 If the Participant dies following his termination of Service and before receiving all benefits payable to him under the Plan, the balance of the Participant's Vested Accrued Benefit, determined as of the Adjustment Date coincident with or next following the date such death occurs, shall be paid by the Employer to the Participant's Beneficiary in a manner determined by the Committee, in its discretion, to be consistent with the terms of the Salary Reduction Agreement previously executed by said Participant.
     4.4 Prepayment: Notwithstanding any other provisions of this Plan, if a Participant or a Participant's Beneficiary is entitled to receive installment payments of benefits under the Plan, then, either pursuant to a request in writing from the Participant or the Beneficiary or on its own accord, the Committee may, in its sole discretion, direct the Employer to prepay all or any part of the payments remaining to be made to or on behalf of the Participant or his Beneficiary, or to shorten the period for the payment of remaining benefits. The amount of such prepayment shall be in full satisfaction of the Employer's obligations hereunder. In the event of a partial prepayment, the Committee shall designate which installments are being prepaid and, if applicable, the accounts of the Participant from which such prepayments shall be debited. The Committee's determinations under this Section 4.4 shall be final and conclusive upon all parties claiming benefits under this Plan.
     4.5 Distribution for Unforeseeable Emergency:
          4.5.1 A Participant may, at any time prior to the commencement of payments hereunder, make application to the Committee to receive a payment in a lump sum of all or a portion of the balance credited to his Deferred Compensation Account by reason of an Unforeseeable Emergency. The Committee shall have the sole discretion, power and authority
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     to approve or deny any such request by a Participant. The amount of a payment on account of an Unforeseeable Emergency shall not exceed the amount required to meet the immediate financial need created by the Unforeseable Emergency and not otherwise reasonably available from other resources of the Participant. The determination of whether a financial need constitutes an Unforeseeable Emergency shall be made by the Committee in its sole and absolute discretion, and its decision to grant or deny a payment on account of an Unforeseeable Emergency shall be final. The Committee shall apply uniform and nondiscriminatory standards in making its decision.
          4.5.2 The Participant's request for a payment on account of Unforeseeable Emergency must be made in writing to the Committee. The request must specify the nature of the Unforeseeable Emergency, the total amount to be paid and the total amount of the actual expense incurred or to be incurred on account of the Unforeseeable Emergency.
          4.5.3 If a payment under this Section 4.5 is approved, such payment shall be made by the Employer as of the next following Adjustment Date. The processing of the request shall be completed as soon as practicable after the date on which the Committee receives the properly completed written request for a payment on account of Unforeseeable Emergency. If a Participant terminates Service after a request is approved in accordance with this Section 4.5, but prior to distribution of the full amount approved, the approval of his request shall be automatically void and the benefits he is entitled to receive under the Plan shall be distributed in accordance with the applicable payment provisions of the Plan. Only one payment because of Unforeseeable Emergency shall be made within any Plan Year.
          4.5.4 The Committee may from time to time adopt additional policies or rules governing the manner in which such payments for Unforeseeable Emergency may be made so that the Plan may be conveniently administered.
     4.6 In-service distributions:
     Notwithstanding the other provisions of this Section 4 above, and unless the Participant otherwise elects in accordance with this Section 4.6, each Participant's Vested Accrued Benefit shall be distributed to the Participant in accordance with the following schedule:
          4.6.1. Twenty-five percent (25%) of the Participant's undistributed Vested Accrued Benefit shall be distributed to the Participant on the last business day of the calendar year which includes the fifth anniversary of the effective date of the Participant's participation in the Plan; however, the Participant may elect to defer receipt of this distribution by making a written election which is delivered to the Committee by the last business day of the calendar year which includes the third anniversary of the effective date of the Participant's participation in the Plan.
          4.6.2. Twenty-five percent (25%) of the Participant's undistributed Vested Accrued Benefit shall be distributed to the Participant on the last business day of the calendar year which includes the tenth anniversary of the effective date of the Participant's participation in the Plan; however, the Participant may elect to defer receipt of this distribution by making a written election which is delivered to the Committee by the last business day of the calendar year which includes the eighth anniversary of the effective date of the Participant's participation in the Plan.
          4.6.3. Twenty-five percent (25%) of the Participant's undistributed Vested Accrued Benefit shall be distributed to the Participant on the last business day of the calendar year which includes the fifteenth anniversary of the effective date of the Participant's participation in the Plan; however, the Participant may elect to defer receipt of this distribution by making a written election which is delivered to the Committee by the last business day of the calendar year which includes the eighth anniversary of the effective date of the Participant's participation in the Plan.
          4.6.4. Twenty-five percent (25%) of the Participant's undistributed Vested Accrued Benefit shall be distributed to the Participant on the last business day of the calendar year which includes the twentieth anniversary of the effective date of the Participant's participation in the Plan; however, the Participant may elect to defer receipt of this distribution by making a written election which is delivered to the Committee by the last business day of the calendar year which includes the eighteenth anniversary of the effective date of the Participant's participation in the Plan.
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Section 5. Vesting/Early Retirement:
     5.1 Vesting: The benefit of each Participant in his Deferred Compensation Account shall be fully vested (that is, nonforfeitable) at all times. The benefit of each Participant in his Employer Supplemental Account shall be fully vested upon the first to occur of the following: (i) completion by the Participant of six (6) years of Service with the Employer; (ii) death of the Participant while in Service; (iii) the Participant becomes Totally Disabled while in Service; (iv) attainment by the Participant of Normal Retirement Age while in Service; (v) upon the consummation of a control share acquisition of the Employer, as determined under North Carolina General Statute Sec. 55-9A-01; and (vi) upon the consummation of a sale of all or substantially all of the Employer's operating assets . A Participant who terminates Service with the Employer before becoming fully vested in his Employer Supplemental Account shall be vested in a percentage of such account, determined according to the following schedule:

                         Vested
  Years of Service     Percentage
Less than 2                 0%
         2                 20%
         3                 40%
         4                 60%
         5                 80%
         6 or more        100%

For this purpose, a "year of Service" shall mean each of a Participant's full years of continuous employment with the Employer.
     5.2 Early Retirement Date: Upon actual retirement from Service on or after a Participant's Early Retirement Date, such Participant shall be entitled to receive his Vested Accrued Benefit pursuant to the terms and conditions contained herein as though he retired at his Normal Retirement Age; provided that, for purposes of Section 5.1, the Participant shall not be deemed to have attained his Normal Retirement Age.
Section 6. Accounts; Adjustment of Accounts:
     6.1 Accounts: The Committee shall establish book reserve accounts for the Deferred Compensation Account and the Employer Supplemental Account on behalf of each Participant. Each such account shall be adjusted as of each Adjustment Date pursuant to the provisions of Section 6.2 or 6.3, whichever shall be applicable.
     6.2 Adjustments to Deferred Compensation Accounts: With respect to each Participant who has a Deferred Compensation Account under the Plan, the amount credited to such account as of each Adjustment Date shall be adjusted by the following debits and credits, in the order stated:
          6.2.1 The Deferred Compensation Account shall be debited with the total amount of any payments made from such account since the last preceding Adjustment Date to the Participant or his Beneficiary.
          6.2.2 The Deferred Compensation Account shall be credited with the total amount of any Salary Reduction Credits relating to such Participant and made to such account since the last preceding Adjustment Date.
          6.2.3 The Deferred Compensation Account shall be credited with an amount equal to the deemed earnings since the immediately preceding Adjustment Date on the balance of said account as of the immediately preceding Adjustment Date as though the Deferred Compensation Account had been invested in the investment alternatives selected by the Employee in the Employee's Salary Reduction Agreement.
     6.3 Adjustments to Employer Supplemental Accounts: With respect to each Participant who has an Employer Supplemental Account under the Plan, the amount credited to such account as of each Adjustment Date shall be adjusted by the following debits and credits, in the order stated:
                                       6

          6.3.1 The Employer Supplemental Account shall be debited with the total amount of any payments made from such account since the last preceding Adjustment Date to the Participant or his Beneficiary.
          6.3.2 The Employer Supplemental Account shall be credited with the total amount of any Employer Matching Credits, if any, and Employer Supplemental Credits, if any, to such account since the last preceding Adjustment Date.
          6.3.3 The Employer Supplemental Account shall be credited with an amount equal to the deemed earnings on said account since the last preceding Adjustment Date on the balance of said account as of the last preceding Adjustment Date as though the Deferred Compensation Account had been invested in the investment alternatives selected by the Employee in the Employee's Salary Reduction Agreement.
Section 7. Administration by Committee:
     7.1 The Committee shall initially consist of those persons who concurrently serve as the trustees of the Employer's 401(k) Plan. Any member of the Committee may resign, and his successor, if any, shall be appointed by the Board. The Committee shall be responsible for the general administration and interpretation of the Plan and for carrying out its provisions, except to the extent all or any of such obligations are specifically imposed on the Board.
     7.2 The members of the Committee shall elect a Chairman and may elect an acting Chairman. They shall also elect a Secretary and may elect an acting Secretary, either of whom may be but need not be a member of the Committee. The Committee may appoint from its membership such subcommittees with such powers as the Committee shall determine, and may authorize one or more of its members or any agent to execute or deliver any instruments or to make any payment in behalf of the Committee. The Committee shall appoint a Plan administrator, or may itself act as the Plan administrator.
     7.3 The Committee shall hold such meetings upon such notice, at such places and at such intervals as it may from time to time determine. Notice of meetings shall not be required if notice is waived in writing by all the members of the Committee at the time in office, or if all such members are present at the meeting.
     7.4 A majority of the members of the Committee at the time in office shall constitute a quorum for the transaction of business. All resolutions or other actions taken by the Committee at any meeting shall be by vote of a majority of those present at any such meeting and entitled to vote. Resolutions may be adopted or other action taken without a meeting upon written consent thereto signed by all of the members of the Committee.
     7.5 The Committee shall maintain full and complete records of its deliberations and decisions. The minutes of its proceedings shall be conclusive proof of the facts of the operation of the Plan.
     7.6 Subject to the limitations of the Plan, the Committee may from time to time establish rules or by-laws for the administration of the Plan and the transaction of its business.
     7.7 No individual member of the Committee shall have any right to vote or decide upon any matter relating solely to himself or to any of his rights or benefits under the Plan (except that such member may sign unanimous written consents to resolutions adopted or other action taken without a meeting), except relating to the terms of his Salary Reduction Agreement.
     7.8 The Committee may correct errors and, so far as practicable, may adjust any benefit or credit or payment accordingly. The Committee may in its discretion waive any notice requirements in the Plan; provided, that a waiver of notice in one or more cases shall not be deemed to constitute a waiver of notice in any other case. With respect to any power or authority which the Committee has discretion to exercise under the Plan, such discretion shall be exercised in a nondiscriminatory manner.
     7.9 Subject to the claims procedure set forth in Section 14, the Plan administrator and the Committee shall have the duty and discretionary authority to interpret and construe the provisions of the Plan and to decide any dispute which may arise regarding the rights of Participants hereunder, including the discretionary authority to construe the Plan and to make determinations as to eligibility and benefits under the Plan. Determinations by the Plan administrator and the Committee shall apply uniformly to all persons similarly situated and shall be binding and conclusive upon all interested persons.
     7.10 The Committee may engage attorneys, accountants, actuaries or any other professional advisors on matters regarding the operation of the Plan and to perform such other duties as shall be required in connection therewith, and may employ such clerical and related personnel as the Committee shall deem requisite or desirable in carrying out the provisions of the Plan. The Committee shall from time to time, but no less frequently than annually, review the financial condition of the Plan and determine the financial and liquidity needs of the Plan. The Committee shall communicate such needs to the Employer.
                                       7

     7.11 No fee or compensation shall be paid to any member of the Committee for his service as such.
     7.12 The Committee shall be entitled to reimbursement by the Employer for its reasonable expenses properly and actually incurred in the performance of its duties in the administration of the Plan.
     7.13 No member of the Committee shall be personally liable by reason of any contract or other instrument executed by him or on his behalf as a member of the Committee nor for any mistake of judgment made in good faith, and the Employer shall indemnify and hold harmless, directly from its own assets (including the proceeds of any insurance policy the premiums for which are paid from the Employer's own assets), each member of the Committee and each other officer, employee, or director of the Employer to whom any duty or power relating to the administration or interpretation of the Plan may be delegated or allocated, against any unreimbursed or uninsured cost or expense (including any sum paid in settlement of a claim with the prior written approval of the Board) arising out of any act or omission to act in connection with the Plan unless arising out of such person's own fraud, bad faith, willful misconduct or gross negligence.
Section 8. No Trust:
     The obligation of the Employer to make payments hereunder shall constitute a contractual liability of the Employer to the Participants. Payments for benefits shall be made from the general funds of the Employer, and the Employer shall not be required to establish or maintain any special or separate fund, or otherwise to segregate assets to assure that such payments shall be made, and no Participant shall have any interest in any particular assets of the Employer by reason of its obligations hereunder. Nothing contained in this Plan shall create or be construed as creating a trust of any kind or any other fiduciary relationship between the Employer and the Participants or any other person. To the extent that any Participant or Beneficiary acquires a right to receive payment from the Employer, such right shall be no greater than the right of an unsecured creditor of the Employer.
Section 9. Allocation of Responsibilities:
     The persons responsible for the Plan and the duties and responsibilities allocated to each are as follows:
     9.1 Board:
          (i) To amend the Plan;
          (ii) To appoint and remove members of the Committee; and
          (iii) To terminate the Plan.
     9.2 Committee:
          (i) To designate Eligible Employees and Participants;
          (ii) To interpret the provisions of the Plan and to determine the rights of the Participants under the Plan, except to the extent otherwise provided in Section 14 relating to claims procedure;
          (iii) To administer the Plan in accordance with its terms, except to the extent powers to administer the Plan are specifically delegated to another person or persons as provided in the Plan;
          (iv) To account for the accrued benefits of Participants; and
          (v) To direct the Employer in the payment of benefits.
     9.3 Plan Administrator:
          (i) To file such reports as may be required with the United States Department of Labor, the Internal Revenue Service and any other government agency to which reports may be required to be submitted from time to time; and
          (ii) To administer the claims procedures to the extent provided in
     Section 14.
Section 10. Benefits Not Assignable; Facility of Payments:
     10.1 No portion of any benefit credited or paid under the Plan with respect to any Participant shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any attempt so to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge the same shall be void, nor shall any portion of such benefit
                                       8
be in any manner payable to any assignee, receiver or any one trustee, or be liable for his debts, contracts, liabilities, engagements or torts.
     10.2 If the Committee determines, in its sole discretion, that any individual entitled to receive a payment under the Plan shall be physically, mentally or legally incapable of receiving or acknowledging receipt of such payment, the Committee, upon the receipt of satisfactory evidence of such individual's incapacity and satisfactory evidence that another person or institution is maintaining him and that no guardian or committee has been appointed for him, may cause any payment otherwise payable to him to be made to such person or institution so maintaining him. Payment to such person or institution shall be in full satisfaction of all claims by or through the Participant or Beneficiary to the extent of the amount thereof.
Section 11. Beneficiary:
     The Participant's Beneficiary shall be the person or persons designated by the Participant on the beneficiary designation form provided by and filed with the Committee or its designee. If the Participant does not designate a Beneficiary, the Beneficiary shall be his surviving spouse, if any. If the Participant does not designate a Beneficiary and has no surviving spouse, the Beneficiary shall be the Participant's estate. The designation of a beneficiary may be changed or revoked only by filing a new Beneficiary designation form with the Committee or its designee. If a Beneficiary (the "primary Beneficiary") is receiving or is entitled to receive payments under the Plan and dies before receiving all of the payments due him, the balance to which he is entitled shall be paid to the contingent Beneficiary, if any, named in the Participant's current Beneficiary designation form. If there is no contingent Beneficiary, the balance shall be paid to the estate of the primary Beneficiary. Any Beneficiary may disclaim all or any part of any benefit to which such Beneficiary shall be entitled hereunder by filing a written disclaimer with the Committee before payment of such benefit is to be made. Such a disclaimer shall be made in form satisfactory to the Committee and shall be irrevocable when filed. Any benefit disclaimed shall be payable from the Plan in the same manner as if the Beneficiary who filed the disclaimer had died on the date of such filing.
Section 12. Amendment and Termination of Plan:
     The Board may amend any provision of the Plan or terminate the Plan at any time; provided, that in no event shall such amendment or termination reduce any Participant's Accrued Benefit as of the date of such amendment or termination, nor shall any such amendment affect the terms of the Plan relating to the payment of such Accrued Benefit.
Section 13. Communication to Participants:
     The Employer shall make a copy of the Plan available for inspection by Participants and their Beneficiaries during reasonable business hours at the principal office of the Employer.
Section 14. Claims Procedures:
     The following claims procedures shall apply with respect to the Plan:
     14.1 Filing of a claim for benefits: If a Participant or Beneficiary (the "claimant") believes that he is entitled to benefits under the Plan which are not being paid to him or which are not being accrued for his benefit, he shall file a written claim therefor with the Plan administrator. In the event the Plan administrator shall be the claimant, all actions which are required to be taken by the Plan administrator pursuant to this Section 14 shall be taken instead by another member of the Committee designated by the Committee.
     14.2 Notification to claimant of decision: Within 90 days after the Plan administrator receives a claim (or within 180 days if special circumstances require an extension of time), the Plan administrator shall notify the claimant of his decision with regard to the claim. In the event of such special circumstances requiring an extension of time, there shall be furnished to the claimant prior to expiration of the initial 90-day period written notice of the extension, which notice shall set forth the special circumstances and the date by which the decision shall be furnished. If such claim shall be wholly or partially denied, notice thereof shall be in writing and worded in a manner calculated to be understood by the claimant, and shall set forth: (i) the specific reason or reasons for the denial; (ii) specific reference to pertinent provisions of the Plan on which the denial is based; (iii) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and
(iv) an explanation of the procedure for review of the denial. If the Plan administrator fails to notify the claimant of the decision in a timely manner, the claim shall be deemed denied as of the close of the initial 90-day period (or the close of the extension period, if applicable).
                                       9

     14.3 Procedure for review: Within 60 days following receipt by the claimant of notice denying his claim, in whole or in part, or, if such notice shall not be given, within 60 days following the latest date on which such notice could have been timely given, the claimant shall appeal denial of the claim by filing a written application for review with the Committee. Following such request for review, the Committee shall fully and fairly review the decision denying the claim. Prior to the decision of the Committee, the claimant shall be given an opportunity to review pertinent documents and to submit issues and comments in writing.
     14.4 Decision on review: The decision on review of a claim denied in whole or in part by the Plan administrator shall be made in the following manner:
          14.4.1 Within 60 days following receipt by the Committee of the request for review (or within 120 days if special circumstances require an extension of time), the Committee shall notify the claimant in writing of its decision with regard to the claim. In the event of such special circumstances requiring an extension of time, written notice of the extension shall be furnished to the claimant prior to the commencement of the extension. If the decision on review is not furnished in a timely manner, the claim shall be deemed denied as of the close of the initial 60-day period (or the close of the extension period, if applicable).
          14.4.2 With respect to a claim that is denied in whole or in part, the decision on review shall set forth specific reasons for the decision, shall be written in a manner calculated to be understood by the claimant, and shall cite specific references to the pertinent Plan provisions on which the decision is based.
          14.4.3 The decision of the Committee shall be final and conclusive.
     14.5 Action by authorized representative of claimant: All actions set forth in this Section 14 to be taken by the claimant may likewise be taken by a representative of the claimant duly authorized by him to act in his behalf on such matters. The Plan administrator and the Committee may require such evidence as either may reasonably deem necessary or advisable of the authority to act of any such representative.
Section 15. Miscellaneous Provisions:
     15.1 Setoff: Notwithstanding any other provision of this Plan, the Employer may reduce the amount of any payment otherwise payable to or in behalf of a Participant or his Beneficiary hereunder by the amount of any loan, cash advance, extension of credit or other obligation of the Participant or his Beneficiary to the Employer that is then due and payable, and the Participant and his Beneficiary shall be deemed to have consented to such reduction.
     15.2 Notices: Each Participant who is not in Service and each Beneficiary shall be responsible for furnishing the Committee or its designee with his current address for the mailing of notices and benefit payments. Any notice required or permitted to be given to such Participant or Beneficiary shall be deemed given if directed to such address and mailed by regular United States mail, first class, postage prepaid. If any check mailed to such address is returned as undeliverable to the addressee, mailing of checks will be suspended until the Participant or Beneficiary furnishes the proper address. This provision shall not be construed as requiring the mailing of any notice or notification otherwise permitted to be given by posting or by other publication.
     15.3 Lost distributees: A benefit shall be deemed forfeited if the Plan administrator is unable to locate the Participant or Beneficiary to whom payment is due on or before the fifth anniversary of the date payment is to be made or commence; provided, that the Participant's accounts shall cease to be credited with earnings pursuant to Sections 6.2 and 6.3 following the first anniversary of the date payment of benefits is scheduled to be made or commenced; provided further, however, that such benefit shall be reinstated if a valid claim is made by or on behalf of the Participant or Beneficiary for all or part of the forfeited benefit.
     15.4 Reliance on data: The Employer, the Committee and the Plan administrator shall have the right to rely on any data provided by the Participant or by any Beneficiary. Representations of such data shall be binding upon any party seeking to claim a benefit through a Participant, and the Employer, the Committee and the Plan administrator shall have no obligation to inquire into the accuracy of any representation made at any time by a Participant or Beneficiary.
     15.5 Receipt and release for payments: The payments made from the Plan to or with respect to any Participant or Beneficiary, or pursuant to a disclaimer by a Beneficiary, shall, to the extent thereof, be in full satisfaction of all claims against the Plan and the Employer with respect to the Plan. The recipient of any payment from the Plan may be required by the Committee, as a condition precedent to such payment, to execute a receipt and release with respect thereto in such form as shall be acceptable to the Committee in its sole discretion.
                                       10

     15.6 Headings: The headings and subheadings of the Plan have been inserted for convenience of reference and are to be ignored in any construction of the provisions hereof.
     15.7 Continuation of employment: The establishment of the Plan shall not be construed as conferring any legal or other rights upon any Employee or any other persons for continuation of employment, nor shall it interfere with the right of the Employer to discharge any Employee or to deal with him without regard to the effect thereof under the Plan.
     15.8 Merger or consolidation: No employer-party to the Plan shall consolidate or merge into or with another corporation or entity, or transfer all or substantially all of its assets to another corporation, partnership, trust or other entity (a "Successor Entity") unless such Successor Entity shall assume the rights, obligations and liabilities of the employer-party under the Plan, and upon such assumption, the Successor Entity shall become obligated to perform the terms and conditions of the Plan.
     15.9 Withholding: Notwithstanding any other terms or provisions of this Plan, all amounts payable by the Employer hereunder shall be subject to the withholding of such sums relating to taxes as the Employer may reasonably determine it should withhold pursuant to any applicable federal or state law or regulation. In addition, if the Employer determines, in its sole discretion, that payroll taxes are payable currently with respect to a Participant's interests in this Plan, the Employer shall withhold from the Participant's current compensation such amounts as may be necessary to pay such payroll taxes.
     15.10 Construction: The provisions of the Plan shall be construed and enforced according to the laws of the State of North Carolina, except to the extent such laws are superseded by ERISA. The masculine gender, where appearing in the Plan, shall be deemed to include the feminine gender; the singular may include the plural, and the plural the singular, unless the context clearly indicates to the contrary.
                                       11

                    NONQUALIFIED DEFERRED COMPENSATION PLAN
                                       OF
                       VANGUARD CELLULAR FINANCIAL CORP.
                           SALARY REDUCTION AGREEMENT
     This Salary Reduction Agreement ("Agreement") is entered into this
day of                   , 1996 by and between Vanguard Cellular Financial
Corp., a North Carolina corporation, having its principal place of business in Greensboro, Guilford County, North Carolina (hereinafter the "Employer") and
                                          , an individual, having his/her
principal place of residence located at
                                                            (hereinafter
"Employee").
                                R E C I T A L S
     A. The Employer has previously adopted a Nonqualified Deferred Compensation Plan effective January 1, 1997 (hereinafter the "Plan").
     B. The Employee, in recognition of his/her efforts on behalf of the Employer, has been chosen to participate in the Plan.
     In consideration of the mutual covenants and conditions contained herein, and for such other good and valuable consideration, the receipt and adequacy of which is hereby admitted and acknowledged, the parties hereto agree as follows:
1. Acceptance of Plan:
     (The Employee Should Check One of the Following Options)
            The Employee, by virtue of his/her execution of this Agreement, does hereby acknowledge receiving a copy of a summary of the Plan and agrees to be bound by the terms and conditions contained within the Plan. The provisions of the Plan are hereby incorporated by reference into this Salary Reduction Agreement.
     or     The Employee, by virtue of his/her execution of this Agreement, does hereby acknowledge receiving a copy of a summary of the Plan and declines to participate in the Plan at this time.
2. Reduction of Salary and Bonuses:
     Pursuant to the Employee's participation in the Plan, the Employee hereby elects a reduction in his/her Compensation from the Employer in the following amounts:
     % or $          of annual regular salary and commission Compensation; and
     % or $          of year-end annual bonus Compensation normally paid in
February
The amount of such reductions in Compensation shall be held by the Employer pursuant to the terms and conditions of the Plan. The Employee may unilaterally modify or revoke this Salary Reduction Agreement (either to increase or decrease the amount of his/her future Compensation which is subject to salary reduction, or to terminate Salary Reduction Credits under the Plan) by providing a written modification or revocation of the Salary Reduction Agreement to the Employer. Except as otherwise provided for revocations due to an Unforeseeable Emergencies, a modification or revocation shall become effective as of the first full payroll period commencing on or immediately following the January 1 next following the date such written modification or revocation is received by the Committee.
     For purposes of the Plan and this Salary Reduction Agreement, Compensation includes all remuneration payable by the Employer to the Employee, as reported or reportable for federal income tax withholding purposes on Form W-2 for the calendar year corresponding to the Plan Year, including automobile allowances, bonuses and commissions, but excluding other amounts paid as an allowance or reimbursement for travel or relocation expenses. Compensation also includes any salary deferral contributions and salary reduction contributions made to this Plan any other retirement plan or welfare benefit plan maintained by the Employer.
3. Revocation of Election for Unforeseeable Emergency:
     In the case of an Unforeseeable Emergency, the Employee may file a request with the Committee that his Salary Reduction Agreement be revoked prior to the next January 1, but in no event earlier than the first day of the payroll period next following the Committee's approval of the revocation request and with respect to which the Employee has not yet rendered
                                       1
services. The Committee shall have the sole and unfettered discretion to approve or deny a request for revocation of a Salary Reduction Agreement because of an Unforeseeable Emergency of the Employee, provided that it's determination shall be based on standards set forth in the Plan relating to distributions for Unforeseeable Emergencies.
     An Unforeseeable Emergency is a severe financial hardship to the Employee resulting from a sudden and unexpected illness or accident of the Employee or one of his dependents, loss of the Employee's property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Employee. The circumstances that will constitute an Unforeseeable Emergency depend upon the facts of each case, but, in any case, an Unforeseeable Emergency will not exist if the Employee can satisfy his financial hardship through reimbursement or compensation by insurance or otherwise, or by liquidation of the Employee's assets, to the extent that liquidation of such assets would not itself cause severe financial hardship to the Employee. For these purposes, the need to send the Employee's child to college or the desire to purchase a home shall not be an Unforeseeable Emergency.
4. Allocation of Accounts:
     Sections 6.2.3 and 6.3.3 of the Plan provide that the Employee may elect to have the value of his Deferred Compensation Account determined as though the amounts deferred pursuant to this Salary Reduction Agreement were invested by the Employer in selected investment alternatives. Accordingly, the Employee hereby requests to have his accounts valued as though invested as follows (see the summary materials prepared by Princor Financial Services, accompanying this Salary Reduction Agreement, for a more detailed description of these funds):

Money Market Fund                                                 %
Bond Fund                                                         %
High Yield Fund                                                   %
Balanced Fund                                                     %
Capital Accumulation Fund                                         %
Emerging Growth Fund                                              %
Total                                                          100%

5. Elections Regarding In-Service Distributions:
     Unless otherwise elected by the Employee, and for so long as the Employee is still employed by the Employer, 25% of the Employee's Plan then existing account balance will be distributed to the Employee on December 31 of each of those Plan Years which include the fifth, tenth, fifteenth and twentieth anniversaries of the effective date of the Employee's participation in the Plan. The Employee may elect to forego receipt of one or more of these in-service distributions provided that he makes a written election at least two years prior to the date of the scheduled distribution, such election to be made on Schedule A attached hereto and made a part hereof. For example, if the Employee first participated in the Plan on January 1, 1997, his first in-service distribution would be paid to him on December 31, 2002. In order to forego receipt of the in-service distribution scheduled to be paid on December 31, 2002, the Employee must file a written election with the Employer by December 31, 2000. The dates the Employee is scheduled to receive in-service distributions, and the dates by which he must file a written election with the Plan Committee to forego receipt of such distributions, is detailed below.

Date of Scheduled                   Deadline for Making Election
In-Service Distributions               to Forego Distribution
December 31, 2002                 December 31, 2000
December 31, 2007                 December 31, 2005
December 31, 2012                 December 31, 2010
December 31, 2017                 December 31, 2015

     If the Employee makes a timely election to forego receipt of a scheduled in-service distribution, the amount of the foregone distribution shall not be carried over and included in any subsequent in-service distribution, but shall be deferred and paid in accordance with the Plan provisions relating to retirement, death or separation from service.
6. Designation of Form of Distribution:
     In connection with the payment of the benefits being conferred upon Employee, the Employee shall designate the form of such payment of benefits by executing Schedule B attached hereto and made a part hereof. The elections made by the Employee on Schedule B may be modified by the Employee from time to time, provided that no such modification shall be
                                       2
effective unless made and delivered to the Plan Committee at least 30 days prior to the earliest to occur of the the Employee's retirement, death or separation from service with the Employer.
7. Effective Date:
     This Agreement shall be effective as of January 1 of the Plan Year immediately following the date of this Agreement. However, if the Employee first becomes eligible to participate in the Plan during a Plan Year, but after January 1 of that Plan Year, this Agreement shall be effective as of the first payroll period next following the later of the date he is eligible to enter the Plan or the date the Committee receives an executed copy of this Agreement from the Employee. This Agreement shall continue in effect, unless modified or revoked by the Employee in accordance with Section 3.1.3(b) of the Plan, until the Employee terminates his service with the Employer, or, if earlier, until the Employee ceases to be an Active Participant under the Plan.
8. No Trust:
     The Employee acknowledges that payment for benefits shall be made from the general funds of the Employer, and the Employer shall not be required to establish or maintain any special or separate fund, or otherwise to segregate assets to assure that such payments shall be made, and that the Employee shall have no interest in any particular assets of the Employer by reason of its obligations hereunder. The Employee may not in any way anticipate, alienate, sell, transfer, assign, pledge, encumber or charge his interest in the Plan, and any attempt to do so will be void. No portion of the benefits payable under the Plan may be in any manner payable to any assignee, receiver or trustee of the Employee, nor shall the Plan be liable for the Employee's debts, contracts, liabilities, engagements or torts. Nothing contained in the Plan creates or will be construed as creating a trust of any kind or any other fiduciary relationship between the Employer and the Employee or any other person. The rights of the Employee or his Beneficiary to receive payments from the Plan are no greater than the rights of an unsecured creditor of the Employer.
9. Amendment:
     In the event the parties are desirous of amending the terms and conditions of this Salary Reduction Agreement, such amendment must be executed by both the Employer and the Employee to be deemed effective and binding upon the parties, except as otherwise provided in Section 2 above.
10. Counterparts:
     This Salary Reduction Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.
     IN WITNESS WHEREOF, the parties have executed this Salary Reduction Agreement effective the date and year first above written.
WITNESS:

                                                                                        Employee

     Executed this        day of                   , 1996.
     Receipt of this Salary Reduction Agreement is acknowledged on behalf of the Employer.
                                         VANGUARD CELLULAR FINANCIAL CORP.
WITNESS:

                                                              By:
                                                              Title:

                                       3

                                   Schedule A
     The undersigned Participant in the Nonqualified Deferred Compensation Plan of Vanguard Cellular Financial Corp. elects to forego receipt of in-service distributions from the Plan as follows:

    Date of Scheduled
In-Service Distribution:
December 31, 2002          Signature of Participant:
                           Date of Signature:
                           The election to forego receipt of this scheduled in-service distribution must be made and delivered to the Plan Committee by December 21, 2000, and shall be irrevocable after such date]
                           Acknowledgement by Committee:
                           A copy of the foregoing designation was received by the Plan Committee on
                           [insert date].
                           Signature of Committee representative:
December 31, 2007          Signature of Participant:
                           Date of Signature:
                           [The election to forego receipt of this scheduled in-service distribution must be made and delivered to the Plan Committee by December 21, 2005, and shall be irrevocable after such date]
                           Acknowledgement by Committee:
                           A copy of the foregoing designation was received by the Plan Committee on
                           [insert date].
                           Signature of Committee representative:
December 31, 2012          Signature of Participant:
                           Date of Signature:
                           [The election to forego receipt of this scheduled in-service distribution must be made and delivered to the Plan Committee by December 21, 2010, and shall be irrevocable after such date]
                           Acknowledgement by Committee:
                           A copy of the foregoing designation was received by the Plan Committee on
                           [insert date].
                           Signature of Committee representative:
December 31, 2017          Signature of Participant:
                           Date of Signature:
                           [The election to forego receipt of this scheduled in-service distribution must be made and delivered to the Plan Committee by December 21, 2015, and shall be irrevocable after such date]
                           Acknowledgement by Committee:
                           A copy of the foregoing designation was received by the Plan Committee on
                           [insert date].
                           Signature of Committee representative:

                                   Schedule B
     The undersigned Participant in the Nonqualified Deferred Compensation Plan of Vanguard Cellular Financial Corp. specifically designates that the benefits payable to him or his Beneficiary as a result of his retirement, death or separation of service shall be distributed as follows:
           A lump sum distribution.
           Annual installments payable over       years.
Signature of Employee:
Date of Signature:
Acknowledgement by Committee:
     A copy of the foregoing designation was received by the Plan Committee on
Signature of Committe representative:                             [insert date].
                                       5